SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 5, 1995
                                                 ---------------


                           LANDSING PACIFIC FUND, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



                                     1-9942
                             ----------------------
                             Commission File Number


         MARYLAND                                   94 - 3066597
- -------------------------------------------------------------------------------
(State or other jurisdiction                      (I.R.S. Employer
       of incorporation)                       Identification Number)

             155 Bovet Road, Suite 101, San Mateo, California 94402
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                    (Address of principal executive offices)


                           (415) 513-5252
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS:

         On June 5, 1995, the registrant announced that, as a result of changing market conditions, its Board of Directors elected to discontinue merger negotiations with an affiliate of J.E. Robert Companies. The event is described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             The following exhibits are filed as part of this report:

                 99.1 Landsing Pacific Fund, Inc. Press Release dated June 5, 1995.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    June 14, 1995                    Signed by: /s/ Dean Banks
                                                    ----------------------------
                                          Name:      Dean Banks
                                                    ----------------------------
                                          Title:     Treasurer & Secretary
                                                    ----------------------------